Supplement to the
Strategic Advisers® Core Fund
July 30, 2016
Summary Prospectus

At a special meeting of Strategic Advisers® Core Fund, shareholders approved new sub-advisory agreements with FIAM LLC, and Geode Capital Management, LLC on behalf of the fund.

The following information replaces the similar information found in the “Fund Summary” section under the “Investment Adviser” heading.

Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P. (AB), Aristotle Capital Management, LLC (Aristotle Capital), Brandywine Global Investment Management, LLC (Brandywine Global), ClariVest Asset Management LLC (ClariVest), FIAM LLC (FIAM), FirstEagle Investment Management, LLC (First Eagle), Geode Capital Management LLC (Geode), J.P. Morgan Investment Management Inc. (JPMorgan), Loomis, Sayles & Company, L.P. (Loomis Sayles), LSV Asset Management (LSV), Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management Inc. (MSIM), OppenheimerFunds, Inc. (OppenheimerFunds), Robeco Investment Management, Inc., (dba Boston Partners (BP)), T. Rowe Price Associates, Inc. (T. Rowe Price), and Waddell & Reed Investment Management Company (WRIMCO) have been retained to serve as sub-advisers for the fund. Aristotle Capital, BP, Geode, Loomis Sayles, MFS, MSIM, and WRIMCO have not currently been allocated a portion of the fund's assets to manage.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Matthew Fruhan (portfolio manager) has managed FIAM's portion of the fund's assets invested in FIAM's U.S. Equity strategy since 2013.

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Chandler Willett (co-manager) and Joseph DeSantis (co-manager) have managed FIAM’s portion of the fund’s assets invested in FIAM’s Sector Managed strategy since 2016.

SAl-COR-SUM-16-01 1.9880114.100	November 7, 2016